UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
April 19, 2011 (April 19, 2011)
Date of Report (date of earliest event reported)
COMMUNITY HEALTH SYSTEMS, INC.
(Exact name of Registrant as specified in charter)

Delaware	001-15925	13-3893191
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4000 Meridian Boulevard
Franklin, Tennessee 37067
(Address of principal executive offices)
Registrant’s telephone number, including area code: (615) 465-7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (l7 CFR 240.13e-4(c))

Item 8.01. Other Events.
On April 19, 2011, Community Health Systems, Inc. issued a press release announcing that it has filed a motion in the U.S. District Court for the Northern District of Texas to dismiss the lawsuit styled Tenet Healthcare Corporation vs. Community Health Systems, Inc., et al. (No. 3:11-cv-00732-M) filed by Tenet Healthcare Corporation in the U.S. District Court for the Northern District of Texas on April 11, 2011. The press release is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 8.01.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by Community Health Systems, Inc., dated April 19, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 19, 2011	COMMUNITY HEALTH SYSTEMS, INC. (Registrant)
	By:	/s/ Wayne T. Smith
Wayne T. Smith
Chairman of the Board, President and Chief Executive Officer (principal executive officer)

	By:	/s/ W. Larry Cash
W. Larry Cash
Executive Vice President, Chief Financial Officer and Director (principal financial officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Community Health Systems, Inc., dated April 19, 2011.